                                                                    Exhibit 99.9

[MERRILL LYNCH LOGO]

                       COMPUTATIONAL MATERIALS FOR
                       MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                       SERIES 2004-WMC3

--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                         $[1,375,886,000] (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-WMC3


                       MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                               WMC MORTGAGE CORP.
                                   ORIGINATOR

                           HOMEQ SERVICING CORPORATION
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                     TRUSTEE

                                   MAY 6, 2004

--------------------------------------------------------------------------------

Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. Except as provided in the following paragraph, the information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the recipient) may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the issuer and the certificates, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the certificates, and all materials of any kind (including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY

--------------------------------------------------------------------------------

Aggregate Outstanding Principal Balance                             $42,850,262

Aggregate Original Principal Balance                                $42,860,402

Number of Mortgage Loans                                                182

--------------------------------------------------------------------------------


                                             MINIMUM      MAXIMUM     AVERAGE(1)
                                             -------      --------    ----------
Original Principal Balance ...........       $76,000      $375,200      $235,497

Outstanding Principal Balance ........       $75,812      $375,200      $235,441

--------------------------------------------------------------------------------

                                                                       WEIGHTED
                                             MINIMUM      MAXIMUM     AVERAGE(2)
                                             -------      --------    ----------
Original Term (mos) ..................          360           360           360

Stated Remaining Term (mos) ..........          352           357           356

Loan Age (mos) .......................            3             8             4

Current Interest Rate ................        4.990%        8.126%        6.240%

Initial Interest Rate Cap(4) .........        1.500%        5.000%        3.533%

Periodic Rate Cap(4) .................        1.000%        1.000%        1.000%

Gross Margin(4) ......................        4.250%        7.500%        5.490%

Maximum Mortgage Rate(4) .............       11.490%       14.626%       12.733%

Minimum Mortgage Rate(4) .............        4.990%        8.126%        6.240%

Months to Roll(4) ....................           16            57            30

Original Loan-to-Value ...............        60.00%        95.00%        82.40%

Credit Score (3) .....................          614           798           675

-------------------------------------------------------------------------------

                                                   EARLIEST              LATEST
                                                   --------              ------

Maturity Date ........................             08/01/33             01/01/34

--------------------------------------------------------------------------------

-----------------------------------------------------------------------

LIEN POSITION                            PERCENT OF MORTGAGE POOL
-------------                            ------------------------

1st Lien .....................................................  100.00%

2nd Lien .....................................................    0.00

-----------------------------------------------------------------------

                                         PERCENT OF MORTGAGE POOL
                                         ------------------------

OCCUPANCY
---------

Primary ......................................................   96.14%

Second Home ..................................................    3.08

Investment ...................................................    0.77

-----------------------------------------------------------------------

-----------------------------------------------------------------------

LOAN TYPE                                PERCENT OF MORTGAGE POOL
---------                                ------------------------

Fixed Rate ...................................................    0.00%

ARM ..........................................................  100.00

-----------------------------------------------------------------------

-----------------------------------------------------------------------

AMORTIZATION TYPE                        PERCENT OF MORTGAGE POOL
-----------------                        ------------------------

Fully Amortizing .............................................    0.00%

Interest Only ................................................  100.00

Balloon ......................................................    0.00
-----------------------------------------------------------------------



--------------------------------------------------------
YEAR OF ORIGINATION          PERCENT OF MORTGAGE POOL
-------------------          ------------------------

2003 .........................................  100.00%

--------------------------------------------------------

--------------------------------------------------------

LOAN PURPOSE                 PERCENT OF MORTGAGE POOL

Purchase .....................................   68.68%

Refinance - Rate/Term ........................     9.76

Refinance - Cashout ..........................    21.56

--------------------------------------------------------

--------------------------------------------------------

PROPERTY TYPE                PERCENT OF MORTGAGE POOL
-------------                ------------------------

Single Family ................................    60.80%

Rowhouse .....................................     0.00

Townhouse ....................................     0.00

Condominium ..................................    19.35

Two- to Four-Family ..........................     5.23

Manufactured Housing .........................     0.00

Planned Unit Development .....................    14.62

--------------------------------------------------------

(1) Sum of Principal Balance divided by total number of loans.

(2) Weighted by Outstanding Principal Balance.

(3) Minimum and Weighting only for loans with scores.

(4) ARM Loans only

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MORTGAGE RATES

-----------------------------------------------------------------------------------------------------------------------------------
                                                AGGREGATE                               WEIGHTED     AVERAGE   WEIGHTED    PERCENT
                                  NUMBER OF      PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL   AVERAGE    FULL OR
                                  MORTGAGE       BALANCE      MORTGAGE      AVERAGE      CREDIT      BALANCE   ORIGINAL  ALTERNATIVE
RANGE OF MORTGAGE RATES            LOANS       OUTSTANDING      POOL        COUPON       SCORE    OUTSTANDING     LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------

5.500% or less .............            18       $4,901,715     11.44%        5.366%        700     $272,317     80.72%     72.60%

5.501% to 6.000% ...........            62       14,446,303      33.71         5.846        689      233,005      80.95      86.70

6.001% to 6.500% ...........            57       13,120,543      30.62         6.323        668      230,185      81.70      86.76

6.501% to 7.000% ...........            30        6,438,341      15.03         6.779        657      214,611      82.31      73.42

7.001% to 7.500% ...........             9        2,317,402       5.41         7.428        649      257,489      93.09      93.24

7.501% to 8.000% ...........             5        1,345,707       3.14         7.847        642      269,141      90.22      66.08

8.001% to 8.500% ...........             1          280,250       0.65         8.126        656      280,250      95.00       0.00

TOTAL: .....................           182      $42,850,262    100.00%        6.240%        675     $235,441     82.40%     82.25%

-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, Mortgage Rates borne by the Mortgage Loans ranged from 4.990% per annum to 8.126% per annum and the weighted average Mortgage Rate of the Rate Mortgage Loans was approximately 6.240% per annum.



REMAINING MONTHS TO STATED MATURITY

-----------------------------------------------------------------------------------------------------------------------------------
                                              AGGREGATE                              WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                NUMBER OF     PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE    FULL OR
RANGE OF                        MORTGAGE       BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
REMAINING TERMS (MONTHS)           LOANS     OUTSTANDING      POOL        COUPON       SCORE    OUTSTANDING     LTV        DOC
-----------------------------------------------------------------------------------------------------------------------------------
349 to 360 ..................       182      $42,850,262    100.00%        6.240%        675     $235,441     82.40%     82.25%

TOTAL: ......................       182      $42,850,262    100.00%        6.240%        675     $235,441     82.40%     82.25%

-----------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the remaining term to stated maturity of the Mortgage Loans ranged from 352 months to 357 months and the weighted average term to stated maturity of the Mortgage Loans was approximately 356 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL MORTGAGE LOAN PRINCIPAL BALANCES

------------------------------------------------------------------------------------------------------------------------------------
                                                AGGREGATE                             WEIGHTED     AVERAGE    WEIGHTED    PERCENT
RANGE OF                                        PRINCIPAL    PERCENT OF    WEIGHTED    AVERAGE    PRINCIPAL    AVERAGE    FULL OR
ORIGINAL MORTGAGE                NUMBER OF        BALANCE      MORTGAGE     AVERAGE     CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
LOAN PRINCIPAL BALANCES       MORTGAGE LOANS   OUTSTANDING      POOL        COUPON      SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
$50,001 to $100,000 .......               3       $244,542      0.57%        6.282%       673      $81,514     85.07%    100.00%

$100,001 to $150,000 ......              20      2,592,889       6.05         6.446       689      129,644      83.24      69.89

$150,001 to $200,000 ......              31      5,582,166      13.03         6.171       666      180,070      82.26      87.23

$200,001 to $250,000 ......              46     10,329,993      24.11         6.217       667      224,565      81.14      80.71

$250,001 to $300,000 ......              49     13,505,494      31.52         6.166       680      275,622      81.48      86.02

$300,001 to $350,000 ......              31      9,862,978      23.02         6.325       678      318,161      84.77      77.37

$350,001 to $400,000 ......               2        732,200       1.71         6.594       687      366,100      82.44     100.00

TOTAL: ....................             182    $42,850,262    100.00%        6.240%       675     $235,441     82.40%     82.25%

------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the outstanding principal balances of the Mortgage Loans ranged from approximately $75,812 to approximately $365,200 and the average outstanding principal balance of the Mortgage Loans was approximately $235,441.


PRODUCT TYPES

------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL   PERCENT OF  WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                                NUMBER OF          BALANCE     MORTGAGE   AVERAGE      CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
PRODUCT TYPES                 MORTGAGE LOANS     OUTSTANDING     POOL      COUPON       SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
2/28 LIBOR Loans ..........         132          $31,013,611     72.38%    6.183%     675        $234,952     82.09%     79.83%

5/25 LIBOR Loans ..........          50           11,836,651      27.62    6.390      676         236,733     83.20      88.59

TOTAL: ....................         182          $42,850,262    100.00%    6.240%     675        $235,441     82.40%     82.25%
------------------------------------------------------------------------------------------------------------------------------------


ADJUSTMENT TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL   PERCENT OF  WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE    FULL OR
                                NUMBER OF          BALANCE     MORTGAGE   AVERAGE      CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
ADJUSTMENT TYPES              MORTGAGE LOANS     OUTSTANDING     POOL      COUPON       SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
ARM .......................        182           $42,850,262    100.00%    6.240%      675       $235,441     82.40%     82.25%

TOTAL: ....................        182           $42,850,262    100.00%    6.240%      675       $235,441     82.40%     82.25%

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL LOAN-TO-VALUE RATIOS

------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE                           WEIGHTED     AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL   PERCENT OF  WEIGHTED     AVERAGE    PRINCIPAL    AVERAGE    FULL OR
RANGE OF ORIGINAL               NUMBER OF          BALANCE     MORTGAGE   AVERAGE      CREDIT      BALANCE    ORIGINAL  ALTERNATIVE
LOAN-TO-VALUE RATIOS          MORTGAGE LOANS     OUTSTANDING     POOL      COUPON       SCORE    OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
55.01% to 60.00% ..........           1            $210,000       0.49%      6.750%       621     $210,000      60.00%    100.00%

70.01% to 75.00% ..........           3             909,570       2.12       6.474        652      303,190      73.13     100.00

75.01% to 80.00% ..........         133          30,879,218      72.06       6.052        677      232,175      79.96      80.52

80.01% to 85.00% ..........           8           1,859,369       4.34       6.400        687      232,421      84.08      88.03

85.01% to 90.00% ..........          19           4,953,585      11.56       6.500        667      260,715      89.55      78.03

90.01% to 95.00% ..........          18           4,038,520       9.42       7.214        674      224,362      94.76      93.06

TOTAL: ....................         182         $42,850,262    100.00%       6.240%       675     $235,441      82.40%     82.25%

------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Original Loan-to-Value Ratios of the Mortgage Loans ranged from 60.00% to 95.00%.


STATE DISTRIBUTIONS OF MORTGAGED PROPERTIES

------------------------------------------------------------------------------------------------------------------------------------
                                                  AGGREGATE                           WEIGHTED    AVERAGE    WEIGHTED    PERCENT
                                                  PRINCIPAL   PERCENT OF  WEIGHTED     AVERAGE   PRINCIPAL    AVERAGE    FULL OR
GEOGRAPHIC                      NUMBER OF          BALANCE     MORTGAGE   AVERAGE      CREDIT     BALANCE    ORIGINAL  ALTERNATIVE
DISTRIBUTION                  MORTGAGE LOANS     OUTSTANDING     POOL      COUPON       SCORE   OUTSTANDING     LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------

Arizona                               15         $2,666,408       6.22%     6.622%       676    $177,761      84.71%     87.27%

California                           150         37,132,890       86.66     6.189        674     247,553      81.96      82.03

Colorado                               3            598,046        1.40     5.808        731     199,349      84.09     100.00

Florida                                3            453,077        1.06     7.167        643     151,026      89.03      76.90

Maryland                               2            388,800        0.91     6.174        658     194,400      80.00     100.00

Minnesota                              1            175,497        0.41     5.875        706     175,497      90.00     100.00

Nevada                                 5            786,294        1.83     6.723        692     157,259      84.11      65.32

Oregon                                 1            128,250        0.30     6.500        778     128,250      95.00     100.00

Virginia                               2            521,000        1.22     7.038        667     260,500      87.94      58.39

TOTAL:                               182        $42,850,262     100.00%     6.240%       675    $235,441      82.40%     82.25%

------------------------------------------------------------------------------------------------------------------------------------

No more than approximately 2.92% of the Mortgage Loans will be secured by mortgaged properties located in any one zip code.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

LOAN PURPOSE

------------------------------------------------------------------------------------------------------------------------------------
                                         AGGREGATE                                WEIGHTED      AVERAGE       WEIGHTED     PERCENT
                          NUMBER OF      PRINCIPAL    PERCENT OF     WEIGHTED     AVERAGE      PRINCIPAL      AVERAGE      FULL OR
                          MORTGAGE        BALANCE      MORTGAGE      AVERAGE       CREDIT       BALANCE       ORIGINAL   ALTERNATIVE
LOAN PURPOSE                 LOANS      OUTSTANDING      POOL         COUPON       SCORE      OUTSTANDING       LTV          DOC
------------------------------------------------------------------------------------------------------------------------------------
Purchase ...............       126       $29,431,608      68.68%       6.109%        680        $233,584       81.28%        79.51%

Refinance - Cashout ....        38         9,238,486      21.56        6.645         665         243,118       86.46         85.97

Refinance - Rate Term ..        18         4,180,168       9.76        6.270         661         232,232       81.30         93.30

TOTAL: .................       182       $42,850,262     100.00%       6.240%        675        $235,441       82.40%        82.25%

------------------------------------------------------------------------------------------------------------------------------------





PROPERTY TYPE

------------------------------------------------------------------------------------------------------------------------------------
                                         AGGREGATE                                 WEIGHTED      AVERAGE       WEIGHTED    PERCENT
                          NUMBER OF      PRINCIPAL    PERCENT OF      WEIGHTED     AVERAGE      PRINCIPAL      AVERAGE     FULL OR
                          MORTGAGE        BALANCE      MORTGAGE       AVERAGE       CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
PROPERTY TYPE              LOANS         OUTSTANDING      POOL         COUPON       SCORE      OUTSTANDING      LTV          DOC
------------------------------------------------------------------------------------------------------------------------------------
Single Family Detached .     106        $26,050,909       60.80%        6.250%        670        $245,763      82.57%        81.41%

Condominium ............      39          8,293,457       19.35         6.057         682         212,653      80.57         85.89

Two-to-Four Family .....       8          2,242,098        5.23         6.730         690         280,262      83.07         87.50

Planned Unit
  Development ..........      29          6,263,798       14.62         6.267         684         215,993      83.87         79.06

TOTAL: .................     182        $42,850,262      100.00%        6.240%        675        $235,441      82.40%        82.25%

------------------------------------------------------------------------------------------------------------------------------------





DOCUMENTATION

------------------------------------------------------------------------------------------------------------------------------------
                                         AGGREGATE                                 WEIGHTED      AVERAGE       WEIGHTED    PERCENT
                          NUMBER OF      PRINCIPAL    PERCENT OF      WEIGHTED     AVERAGE      PRINCIPAL      AVERAGE     FULL OR
                          MORTGAGE        BALANCE      MORTGAGE       AVERAGE       CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
DOCUMENTATION              LOANS         OUTSTANDING      POOL         COUPON       SCORE      OUTSTANDING      LTV          DOC
------------------------------------------------------------------------------------------------------------------------------------
Full Documentation .....    139         $32,885,376        76.74%        6.190%        676        $236,585      82.31%       100.00%

Limited Documenation ...     19           4,500,765        10.50         6.064         677         236,882      80.74          0.00

Full/Alt
  Documentation ........     10           2,359,135         5.51         6.653         667         235,914      85.03        100.00

Lite Documentation .....     10           2,211,037         5.16         6.479         678         221,104      83.84          0.00

Streamlined
  Documentation ........      3             585,452         1.37         7.004         660         195,151      80.00          0.00

Stated Documentation ...      1             308,497         0.72         7.875         627         308,497      90.00          0.00

TOTAL: .................    182         $42,850,262       100.00%        6.240%        675        $235,441      82.40%        82.25%

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

OCCUPANCY

------------------------------------------------------------------------------------------------------------------------------------
                                         AGGREGATE                                 WEIGHTED      AVERAGE       WEIGHTED    PERCENT
                          NUMBER OF      PRINCIPAL    PERCENT OF      WEIGHTED     AVERAGE      PRINCIPAL      AVERAGE     FULL OR
                          MORTGAGE        BALANCE      MORTGAGE       AVERAGE       CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
OCCUPANCY                  LOANS         OUTSTANDING      POOL         COUPON       SCORE      OUTSTANDING      LTV          DOC
------------------------------------------------------------------------------------------------------------------------------------
Primary ...............      175        $41,197,042       96.14%        6.240%        673        $235,412      82.33%        83.37%

Second Home ...........        6          1,321,220        3.08         6.204         731         220,203      85.03         42.88

Investment ............        1            332,000        0.77         6.500         709         332,000      80.00        100.00

TOTAL: ................      182        $42,850,262      100.00%        6.240%        675        $235,441      82.40%        82.25%

------------------------------------------------------------------------------------------------------------------------------------

The information set forth above with respect to occupancy is based upon representations of the related mortgagors at the time of origination.



MORTGAGE LOAN AGE SUMMARY

------------------------------------------------------------------------------------------------------------------------------------
                                         AGGREGATE                                 WEIGHTED      AVERAGE       WEIGHTED    PERCENT
                          NUMBER OF      PRINCIPAL    PERCENT OF      WEIGHTED     AVERAGE      PRINCIPAL      AVERAGE     FULL OR
MORTGAGE LOAN AGE         MORTGAGE        BALANCE      MORTGAGE       AVERAGE       CREDIT       BALANCE      ORIGINAL   ALTERNATIVE
(MONTHS)                   LOANS         OUTSTANDING      POOL         COUPON       SCORE      OUTSTANDING      LTV          DOC
------------------------------------------------------------------------------------------------------------------------------------

3 .....................      54         $12,704,403        29.65%      6.257%        675        $235,267       82.41%        85.14%

4 .....................      54          12,823,512        29.93       6.168         671         237,472       81.93         81.40

5 .....................      42           9,836,489        22.96       6.386         674         234,202       82.93         79.00

6 .....................      26           5,988,657        13.98       6.197         679         230,333       82.34         87.38

7 .....................       5           1,226,000         2.86       5.959         694         245,200       83.72         80.49

8 .....................       1             271,200         0.63       5.875         736         271,200       80.00          0.00

TOTAL: ................     182         $42,850,262       100.00%      6.240%        675        $235,441       82.40%        82.25%

------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the weighted average age of the Mortgage Loans was approximately 4 months.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

ORIGINAL PREPAYMENT PENALTY TERM

------------------------------------------------------------------------------------------------------------------------------------
                                             AGGREGATE                              WEIGHTED      AVERAGE     WEIGHTED     PERCENT
                                             PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE     FULL OR
ORIGINAL PREPAYMENT          NUMBER OF        BALANCE      MORTGAGE     AVERAGE      CREDIT       BALANCE     ORIGINAL   ALTERNATIVE
PENALTY TERM              MORTGAGE LOANS    OUTSTANDING      POOL        COUPON       SCORE     OUTSTANDING      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
None ..................           7          $1,451,975       3.39%       6.551%       667       $207,425      83.19%      77.31%

12 Months .............           8           2,107,985       4.92        6.553        663        263,498      82.63       77.20

24 Months .............         145          34,347,732      80.16        6.185        677        236,881      82.35       83.44

36 Months .............          22           4,942,570      11.53        6.404        670        224,662      82.40       77.61

TOTAL: ................         182         $42,850,262     100.00%       6.240%       675       $235,441      82.40%      82.25%

------------------------------------------------------------------------------------------------------------------------------------

The weighted average prepayment penalty term at origination with respect to the Mortgage Loans having prepayment penalties is approximately 25 months.


CREDIT SCORES

------------------------------------------------------------------------------------------------------------------------------------
                                            AGGREGATE                              WEIGHTED      AVERAGE     WEIGHTED      PERCENT
                                            PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE     PRINCIPAL     AVERAGE      FULL OR
RANGE OF                    NUMBER OF        BALANCE      MORTGAGE     AVERAGE      CREDIT       BALANCE     ORIGINAL    ALTERNATIVE
CREDIT SCORES            MORTGAGE LOANS    OUTSTANDING      POOL        COUPON       SCORE     OUTSTANDING      LTV          DOC
------------------------------------------------------------------------------------------------------------------------------------
614 to 625 ...........          13         $3,115,956        7.27%        6.438%       620       $239,689      79.43%      85.64%

626 to 650 ...........          46         10,900,308       25.44         6.583        638        236,963      83.21       83.43

651 to 675 ...........          45         10,465,286       24.42         6.320        661        232,562      82.78       72.03

676 to 700 ...........          30          7,167,909       16.73         6.011        687        238,930      81.02       96.44

701 to 725 ...........          25          5,776,024       13.48         5.973        716        231,041      83.31       79.54

726 to 750 ...........          14          3,418,383        7.98         5.847        736        244,170      81.89       77.09

751 to 775 ...........           5          1,060,546        2.48         5.730        759        212,109      85.40      100.00

776 to 798 ...........           4            945,850        2.21         6.114        785        236,463      82.03       78.35

TOTAL: ...............         182        $42,850,262      100.00%        6.240%       675       $235,441      82.40%      82.25%

------------------------------------------------------------------------------------------------------------------------------------

The Credit Scores of the Mortgage Loans that were scored as of the Cut-off Date ranged from 614 to 798 and the weighted average Credit Score of the Mortgage Loans that were scored as of the Cut-off Date was approximately 675.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

CREDIT GRADE

------------------------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                               PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE    FULL OR
                              NUMBER OF         BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
CREDIT GRADE                MORTGAGE LOANS    OUTSTANDING      POOL        COUPON       SCORE    OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
AA ......................         130         $31,039,142      72.44%        6.161%        689      $238,763     82.77%      82.06%

A .......................          52          11,811,120      27.56         6.449         639       227,137     81.43       82.75

TOTAL: ..................         182         $42,850,262     100.00%        6.240%        675      $235,441     82.40%      82.25%

------------------------------------------------------------------------------------------------------------------------------------


GROSS MARGINS
(EXCLUDES FIXED RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------
                                               AGGREGATE                              WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                               PRINCIPAL    PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE    FULL OR
RANGE OF                      NUMBER OF         BALANCE      MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
GROSS MARGINS              MORTGAGE LOANS    OUTSTANDING      POOL        COUPON       SCORE    OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
4.001% to 4.500% .......           2           $480,000        1.12%        6.198%       641      $240,000      78.71%      41.67%

4.501% to 5.000% .......          47         11,143,074       26.00         5.948        679       237,087      80.26       85.05

5.001% to 5.500% .......          57         13,376,665       31.22         6.073        680       234,678      80.81       83.24

5.501% to 6.000% .......          40          9,240,717       21.57         6.185        671       231,018      82.37       81.41

6.001% to 6.500% .......          21          4,787,226       11.17         6.601        679       227,963      85.16       88.93

6.501% to 7.000% .......           9          2,393,765        5.59         7.174        664       265,974      90.29       70.14

7.001% to 7.500% .......           6          1,428,815        3.33         7.690        645       238,136      92.93       68.05

TOTAL: .................         182        $42,850,262      100.00%        6.240%       675      $235,441      82.40%      82.25%

------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Gross Margin for the Adjustable Rate Mortgage Loans ranged from 4.250% per annum to 7.500% per annum and the weighted average Gross Margin of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 5.490% per annum.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO) COMPUTATIONAL MATERIALS FOR
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                     SERIES 2004-WMC3
                     INTEREST ONLY LOAN COLLATERAL SUMMARY
--------------------------------------------------------------------------------

MAXIMUM MORTGAGE RATES
(EXCLUDES FIXED RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------
                                                AGGREGATE                             WEIGHTED     AVERAGE     WEIGHTED    PERCENT
                                                PRINCIPAL   PERCENT OF    WEIGHTED     AVERAGE    PRINCIPAL     AVERAGE    FULL OR
RANGE OF MAXIMUM                NUMBER OF        BALANCE     MORTGAGE     AVERAGE      CREDIT      BALANCE     ORIGINAL  ALTERNATIVE
MORTGAGE RATES               MORTGAGE LOANS    OUTSTANDING     POOL        COUPON       SCORE    OUTSTANDING      LTV        DOC
------------------------------------------------------------------------------------------------------------------------------------
12.000% or less ..........        19           $5,116,942      11.94%        5.382%       696      $269,313     80.69%      73.75%

12.001% to 12.500% .......        63           14,629,877      34.14         5.860        689       232,220     80.94       86.87

12.501% to 13.000% .......        55           12,721,743      29.69         6.323        668       231,304     81.76       86.35

13.001% to 13.500% .......        30            6,438,341      15.03         6.779        657       214,611     82.31       73.42

13.501% to 14.000% .......         9            2,317,402       5.41         7.428        649       257,489     93.09       93.24

14.001% to 14.500% .......         5            1,345,707       3.14         7.847        642       269,141     90.22       66.08

14.501% to 15.000% .......         1              280,250       0.65         8.126        656       280,250     95.00        0.00

TOTAL: ...................       182          $42,850,262     100.00%        6.240%       675      $235,441     82.40%      82.25%

------------------------------------------------------------------------------------------------------------------------------------

As of the Cut-off Date, the Maximum Mortgage Rates for the Adjustable Rate Mortgage Loans ranged from 11.490% per annum to 14.626% per annum and the weighted average Maximum Mortgage Rate of the Adjustable Rate Mortgage Loans in the Statistical Mortgage Pool was approximately 12.733% per annum.


NEXT ADJUSTMENT DATE
(EXCLUDES FIXED RATE MORTGAGE LOANS)

------------------------------------------------------------------------------------------------------------------------------------
                                            AGGREGATE                               WEIGHTED     AVERAGE      WEIGHTED    PERCENT
                                            PRINCIPAL    PERCENT OF    WEIGHTED      AVERAGE    PRINCIPAL     AVERAGE     FULL OR
NEXT                        NUMBER OF        BALANCE      MORTGAGE      AVERAGE      CREDIT      BALANCE      ORIGINAL  ALTERNATIVE
ADJUSTMENT DATE          MORTGAGE LOANS    OUTSTANDING      POOL        COUPON        SCORE    OUTSTANDING      LTV         DOC
------------------------------------------------------------------------------------------------------------------------------------
August 2005                     1             $271,200       0.63%         5.875%       736      $271,200       80.00%       0.00%

September 2005                  3              662,000       1.54          5.858        670       220,667       80.00       63.87

October 2005                   13            2,929,897       6.84          6.053        681       225,377       80.69       83.73

November 2005                  30            6,766,340      15.79          6.428        668       225,545       83.21       72.33

December 2005                  45           10,943,739      25.54          6.123        672       243,194       81.57       80.76

January 2006                   40            9,440,435      22.03          6.150        680       236,011       82.54       86.34

September 2008                  2              564,000       1.32          6.077        721       282,000       88.09      100.00

October 2008                   13            3,058,760       7.14          6.335        678       235,289       83.92       90.87

November 2008                  12            3,070,149       7.16          6.292        687       255,846       82.33       93.71

December 2008                   9            1,879,774       4.39          6.428        665       208,864       84.05       85.10

January 2009                   14            3,263,968       7.62          6.567        661       233,141       82.01       81.66

TOTAL:                        182          $42,850,262     100.00%         6.240%       675      $235,441       82.40%      82.25%

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.